venaxis™

Canaccord Genuity Growth Conference

August 14, 2013


APPY 1
by Venaxis

venaxis™

Nasdaq: ***APPY***

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of Venaxis, Inc. ("Venaxis") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Venaxis believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors Venaxis believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Venaxis. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product development and modifications in a timely and cost effective manner, complete clinical trial activities for the *APPY*1™ Test required for FDA submission, obtain FDA clearance or approval, maintain CE Mark, cost effectively manufacture and generate revenues from the *APPY*1 products at a profitable price point, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets. Furthermore, Venaxis does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in Venaxis' recent filings with the SEC, including its Form 10-Q for the period ended June 30, 2013.

venaxis

Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
- Addresses Significant Unmet Medical Need
- Currently Conducting Pivotal Trial in the U.S.
- Obtained CE Marking in 2013
- Scalable Sales Strategy and Business Model
- High Margin "Razor/Razor-Blade" Test Business
- Expanding IP Portfolio in the U.S., Europe and Other Major Markets



Key Financial Stats: APPY (NASDAQ: CM)

Summary Capitalization	
Market Cap. (8-2-13)	$31.0M
Shares Outstanding (8-2-13)	21.5M
Options & Warrants (O/S as of 8-2-13) (avg. exercise price $3.28)	5.8M

Balance Sheet Highlights*	
Cash, Equiv. & S/T Investments	$20.0M
Total Assets	$24.1M
Total Liabilities	$5.5M

*At June 30, 2013

Funded to Complete Pivotal U.S. Study and Commence *APPY*1 Commercialization in the U.S. and EU

venaxis™

Existing Clinical Workflow Promotes Use of Imaging

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History, Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



Physician Decision



Imaging



Appendectomy



Diagnostic Need



Conservative Management

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Assessing Abdominal Pain – A Worldwide Clinical Challenge

Estimated 22 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

U.S.

Imaging is over utilized[3]

- CT use has increased dramatically since the 1990s.[4] Current usage is >35% of abdominal pain patients[1]
- Approximately 3.7 million CT scans for abdominal pain annually[1]
- Significant number of ultrasound procedures reflexed to CT scans, resulting in significant increase in time and cost.[5]

Europe

Increased length of stay related to lack of diagnostic tests

- Low adoption of CT due to concern for radiation and access to testing[3]
- CBC (>72% of abdominal pain patients)[1] and ultrasound are predominant diagnostic regimes in ER abdominal pain presenters[2]
- Triage in ER driven largely by clinical impression

venaxis™

[1]Extracted From CDC data *National Hospital Ambulatory Medical Care Survey 2010* by Venaxis, Inc. [2]EU Market Study by Venaxis, Inc. (Benelux, France, Italy, Germany, UK). [3]FDA White Paper 2010, "Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging." [4]Larson et al. Radiology. 2011; 259(3): 793-801. [5] 2011 APPY1 Pilot Study

A Critical Clinical Need in Assessing Pediatric and Adolescent Abdominal Pain

"Evaluating children for appendicitis is difficult, and strategies have been sought to improve the precision of the diagnosis."

– David S. Huckins, M.D.

Newton-Wellesley Hospital, Newton, MA



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CT Scans Over-Utilized, Especially in Low to Moderate Risk Patients

The CT Era: Usage has increased ~500% since 1995[1]

Why the concern?

- Over-utilization
- Radiation exposure/cancer risk
- Increased cost
- Delay in time to surgery

Why the increase?

- Highly accurate if appendix is visualized
- Decreases negative appendectomy rates
- Ability to diagnose other conditions

In two recent clinical studies, the percentage of patients suspected of appendicitis who received CT scans were nearly identical in both the lower-to-moderate and high-risk groups, indicating over-utilization*



% of Patients Receiving CT Scan
41%
74/ 181
36%
116/ 324
45%
57/
39%
69/
Lower/Mod Risk
High Risk
Clinical Study 2010
Pilot Study 2011

[1]Larson et al. Radiology. 2011; 259(3): 793-801.
*Risk groups in the 2010 study assessed by modified Alv. scoring system (9 of the 10 Alv. items). Risk groups in the 2011 study assessed by modified scoring system (3 of the 10 Alv. items). 2010 study included all patients while the 2011 study was limited to ages 2-20. Sponsored and conducted at U.S. hospitals by Venaxis.

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A Single CT Scan Increases Cancer Risk Significantly

Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mCy[1]



Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80

Age at Exposure (yr)

According to a recent JAMA paper "…approximately 4870 future cancers could be induced by pediatric CT scans each year"[2]

"For girls, a radiation induced solid cancer is projected to result from every 300-390 abdomen/pelvis scans…., depending on age"[2]

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[1]Brenner et al. New England Journal of Medicine. 2007; 357:2277-84. [2]Miglioretti et al. JAMA Pediatr. 2013;167(8):700-707

FDA Recognizes the Risk from Unnecessary Radiation Exposure

"Children and adolescents are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e. CT)"[1]




Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging

February 2010

Center for Devices and Radiological Health
U.S. Food and Drug Administration

FDA
CDRH

"…a substantial increase in the use of CT in children who visit EDs in the United States underscores the need for special attention to this vulnerable population…"[2]

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[1]Brenner, Rev on Environmental Health, 2010; 25(1):63-67. [2]Larson et al. Radiology. 2011; 259(3): 793-801.

An Objective, Actionable Blood Test is Highly Valued

Estimated 22 million emergency visits for abdominal pain in U.S. and Europe annually[1,2]

Objective Data

Negative Predictive Value > 90%

Rapid Results Turnaround

APPY 1





venaxis

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

*APPY*1 Test* – Designed to Fulfill the Need for a Simple Blood Test

Multi-marker blood test*: MRP8/14, CRP, WBC

*APPY*1 test result by proprietary algorithm

Hospital lab WBC value entered into instrument


APPY Reader
APPY Test

Immunoassay quantitatively measures MRP 8/14 and CRP

venaxis

**APPY*1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

Encouraging Results from 2011 Clinical Study

Study Metrics	
Hospital Sites	11
Subjects Analyzed (age 2-20)	503
Prevalence of Appendicitis	29%
CT Imaging Rate	37%

Multi-Marker Panel:

- **MRP8/14**
- **C-Reactive Protein (CRP)**
- **White Blood Cell Count (WBC)**

APPY1 Test Multi-Marker Data*
AA+ = 144, AA- = 359
AA+ = Acute Appendicitis AA- = No Acute Appendicitis

Metric	Results (95% CI)
NPV Probability that a patient with a negative test result will not have the disease	**97%** (93-99)
Sensitivity Probability that a patient with the disease will have a positive test result	**97%** (92-99)
Specificity Probability that a patient without the disease will have a negative test result	**43%** (38-48)

These study results were the subject of six presentations at **2012 Society for Academic Emergency Medicine** meetings

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*These data are from a marker evaluation pilot study and are being validated in a blinded, prospective clinical study using the *APPY1* System.

Application of Multiple Biomarkers Leads to Improved Performance


Neutrophil Activation
LUMEN
BACTERIA
RBC
BLOODSTREAM
NEUTROPHIL
Appendix


Leukocytosis
Cytokine
Signaling
Bone Marrow
Appendix
White Blood Cells


Acute Phase Response
Cytokine
Signaling
Liver
Appendix
Acute Phase
Proteins

MRP 8/14 | **WBC** | **C-Reactive Protein**

Proprietary Algorithm Combines Biomarker Values

*APPY*1 Test

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APPY1 designed to perform when patient presents in the ER

Significant Barriers to Competition

- **Expanding *APPY*1 Test Patent Coverage**
  - Multi-Marker Coverage for *APPY*1
    - Patent application filed November 2012
      - Novel combinations of variables
      - Algorithms for *APPY*1 Test calculations



The United States of America

- **Valuable Sample Bank**
  - Thousands of research samples including patient data
- **Proprietary Antibodies**
  - Uniquely developed MRP 8/14 antibodies
  - Patents Secured for MRP 8/14 in Appendicitis
    - Patents issued in the U.S., Europe and other major markets
    - Pending: Canada, Brazil, India, and others

The Power of a "True Negative" Test



Subjects Enrolled
N = 503
Home
n = 63
AA+ n=0
AA – n=63
Imaging
n = 397
Surgery
n = 43
AA+ n=41
AA – n=2
n = 309
n = 88
Ultrasound / Other n = 309
Ultrasound Reflex
n=97
AA+ n=21
AA– n=76
CT Scan n = 185 (total)
Home
AA+ n = 0
AA– n = 157
Surgery
AA+ n = 50
AA– n = 5
31% (97/309) of Ultrasound Tests Were Reflexed to CT Scan
Home
AA+ n = 5
AA– n = 128
Surgery
AA+ n = 48
AA– n = 4
Patients underwent US but did not have appendicitis
46% were negative by APPY1 Test
Patients underwent CT but did not have appendicitis
43% were negative by APPY1 Test

venaxis

AA+ = Acute Appendicitis   AA– = No Acute Appendicitis

*APPY*1 Test* Potential Value - Fewer Imaging Procedures

Signs & Symptoms of Pediatric/ Adolescent Acute Appendicitis



Emergency Room History, Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



+



Physician Decision



Imaging



If *APPY1* Test is Negative

Imaging anticipated to be used more effectively when used in conjunction with *APPY1*

Appendectomy





Conservative Management

venaxis™

**APPY*1 Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S

Large Market Potential For *APPY1* Test

U.S.[1]

10.4 million ER visits for abdominal pain

7.5 million blood tests (CBC) for abdominal pain

1 million blood tests age 2 – 20

Europe[2]

11.8 million ER visits for abdominal pain

8.6 million blood tests (CBC) for abdominal pain

2 million blood tests age 2 – 20



APPY1 Test

initial target market

venaxis

[1]Extracted From CDC data NHAMCS 2010 by Venaxis. [2]EU Market Study 2012 by Venaxis, Inc. (Benelux, France, Italy, Germany, UK)

Illustrative Revenue Opportunity*

(In thousands except for ASP and percentages)	Assumed % Penetration Pediatrics (age 2-20)			
	5%	10%	20%	30%
United States				
Potential APPY1 Tests	50	100	200	300
APPY1 ASP[1]	$50-$75	$50-$75	$50-$75	$50-75
U.S. revenues	$2,500-$3,750	$5,000-$7,500	$10,000-$15,000	$15,000-$22,500
Europe				
Potential APPY1 Tests	100	200	400	600
APPY1 ASP[1,2]	$30-$50	$30-$50	$30-$50	$30-$50
OUS revenues	$3,000-$5,000	$6,000-$10,000	$12,000-$20,000	$18,000-$30,000
Total Potential Revenue	**$5,500-$8,750**	**$11,000-$17,500**	**$22,000-$35,000**	**$33,000-$52,500**

Note: *APPY1* is initially expected for use in pediatric patients (2-20). TAM is based upon total potential population. The *APPY1* Test is pending successful completion of pivotal clinical trial for FDA marketing submission and is currently not available for sale in the U.S.

[1]ASP based on preliminary estimated revenues for our APPY1 products. Actual pricing has not yet been established

[2]Represents estimated Venaxis sales price to distributors

venaxis

***For illustrative purposes only and does not constitute a financial forecast or projection of future company performance**

EU Commercial Strategy

Engage Qualified Distribution Partners	• Demonstrated ability to launch new IVD products • Commitment to KOL/Market development • Investment up front - "skin in the game"
Engage Top Hospitals/ Launch Prep	• Work with highly motivated KOLs • Conduct studies to demonstrate economic/clinical value • Train distributor sales team • Identify top 25-40 hospitals in each market
Full Scale Launch	• Leverage clinical and economic outcomes data • Sales calls on top hospitals • Hone sales process • Accelerate sales ramp

venaxis™

Europe Commercial Partner Status

	Italy	Benelux	Spain	UK	France	Austria Switzerland	Germany
Distributor Name	Moss	Emelca	Rubio	Identified & Working	Nephrotek	Spring Medical	Identified & Working
MoU Agreement Signed	✓	✓	✓	In negotiation	In negotiation	✓	In negotiation
Initial Stocking Order Received	✓	✓	✓			✓	
Country Market Size & Opportunity Defined	✓	✓	✓	✓	✓	✓	✓
Top 25-40 Hospital Identified for Full Launch	✓	✓	✓	✓	✓	✓	✓
Top 5-8 Hospitals Visited & Qualified	✓	✓	✓	✓	✓	In Process	In Process

venaxis™

APPY 1 Study Status Europe

	Hospital Type	PI	Coordinator	Study Start	Study End
University Hospital Brussels, Belgium	University	Prof Hubleau (ED Chief)	Dr. Schmitz (Surgeon)	August	Sept/Oct
Meander Medisch Amersfoort, Netherlands	General	Dr. Kortland (Surgeon)	Dr. Kortland (Surgeon)	August	Sept/Oct
Jan Portaels Vilvoorde, Belgium	Community	Dr. Ceonye (CMO)	Dr. Veriks (ED)	August	Nov/Dec.
Ospedale Pediatrico Florence, Italy	Children	Dr. Ghionzoli	Dr. Masi	September	Oct/Nov

* Ethics Committee Approval

venaxis

U.S. Commercial Strategy

Achieve Regulatory and Study Goals	• Complete 2000-patient pivotal clinical trial • Conduct Clinical and economic impact study • Achieve FDA clearance
Market Development	• Clinical study sites • Identify further KOL sites • Identify top community prospects
Execute Direct Sales Launch	• Hire 10 top performers (Q1 2014) • Launch immediately with FDA clearance • Close top KOL and community prospects

venaxis™

Sales Execution


West
North Central
Northeast
PA/NJ/WV
#2
Central
VA/MD/NC
Mid South
#10
Southeast
South Central
#7
Florida
#5

Initial Sales Focus

10 Sales territories 2014

10 additional territories 2015


Top 2500 Hospitals
2000
1500
1000
500
0
1243
1034
1283
720
520
<50 Beds
51-100 Beds
101-250 Beds
251-400 Beds
>400 Beds

Focus on Hospitals >100 Beds

>75% of all ED visits occur in the top 2,500 hospitals*

Hospitals with >100 beds are the targeted hospital segment most likely to have active EDs; clinical laboratories of a size/staff to support adoption of new technology

venaxis

*2009 AHA Guide Information

APPY1 Pivotal Clinical Trial Metrics

Number of Evaluable Patients	~2,000
Patient Enrollment Y/T/D	~1,000
Clinical Trial Sites	~27
Enrollment Commenced	Q1 2013
Estimated Enrollment Completion and Initial-Data Analysis	Late Q4 2013
FDA Submission*	Q1 2014

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*Pending achievement of expected patient enrollment and study results.

Well Positioned to Develop Next Generation Products

Clinical Samples → Biomarker Discovery → Assay Development → Algorithm Development → Clinical Trial → Regulatory Approvals

Venaxis has:

- Demonstrated in-house capabilities for assay and algorithm development
- Thousands of well-characterized appendicitis samples available for future biomarker discovery
- Identified partners who can help accelerate assay development while keeping investment low
- Positioned itself as the leader in this space

venaxis™

Exciting Abdominal Pain Product Opportunity

APPY 1



- 3 marker panel
- High sensitivity/moderate specificity
- "Rule out" aid



0.6
0.5
0.4
0.3
0.2
0.1
0.0
Density
4
5
6
7
8
9
APPY1 Test Result

APPY 2

Development Goals

- Enhanced performance
- High sensitivity AND specificity
- Improve diagnostic utility to rule out AND rule in for AA
- New testing platform for other tests



0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Density
0
2
6
8
10
APPY Hypothetical #2

Non-Appendicitis — Appendicitis

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Significant Planned Milestones*

Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014

Regulatory Milestones

- U.S. Clinical Trial (~2,000 Evaluable Patients)
- FDA Submission

Commercial Milestones

- Engage EU Based Consultant & EU Launch
- Choose EU Distributors
- EU Market Development (KOLs & Early Adopters Relationships)
- Identify 5-8 KOL Hospital Sites Per Country (Generate Early Data Studies)
- Hire/Train U.S. Sales Force

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*Date estimates are based on current information and expectations; timeline may change due to regulatory input and other unforeseen factors

Experienced Management Team

Steve Lundy President & CEO	25 years commercial leadership in several high growth diagnostic companies resulting in combined exit value of >$1 billion
Don Hurd Senior Vice President & Chief Commercial Officer	30 years commercial leadership in medical diagnostic & device companies. Commercial experience in both large corporate companies and start up
Jeff McGonegal, CPA Chief Financial Officer	Former audit partner with national CPA firm for 20+ years, expertise in public company SEC reporting, financings and M&A
Glen Paul Freiberg, RCA Regulatory Affairs	Regulatory, quality, and clinical expertise, numerous 510(k) & PMA clearances/approvals; world-wide regulatory experience
Lyndal Hesterberg, Ph.D. R&D & Product Development	30 years experience in medical diagnostics industry including research, product development, clinical operations, and development and launch of multi-marker diagnostic tests

Board Members with Diagnostic Experience

Daryl J. Faulkner – Prior CEO Digene (acquired by QIAGEN), Invitrogen (merged w/ Life Technologies Corp.), Abbott Labs

John Landon – Prior Director of Digene, Chair of Cholestech (acquired by Alere), and VP & General Manager, DuPont Medical Products

Susan Evans – VP Scientific Affairs Beckman Coulter, Past President AACC (American Assoc. Clinical Chemistry)

Stephen Williams – Chief Medical Officer of SomaLogic, ex-Pfizer executive

venaxis

Venaxis at a Glance

- 1st Blood Test Designed to Aid in Identification of Patients at Low Risk for Acute Appendicitis
- Addresses Significant Unmet Medical Need
- Currently Conducting Pivotal Trial in the U.S.
- Obtained CE Marking in 2013
- Scalable Sales Strategy and Business Model
- High Margin "Razor/Razor-Blade" Test Business
- Expanding IP Portfolio in the U.S., Europe and Other Major Markets


APPY1
Test

venaxis